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                        INTERUNION FINANCIAL CORPORATION
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-QSB of InterUnion Financial Corp (the "Company"), dated August 15,2003 for the year ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his respective knowledge:

     (1) the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2003

                             /s/ Georges Benarroch

                             Georges Benarroch
                             Chief Executive Officer and Chief Financial Officer





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